UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2018, Inpixon (the “Company”) announced that it is commencing a rights offering to its stockholders and certain participating warrants (the “Rights Offering”). Pursuant to the Rights Offering, the Company has distributed, at no charge to holders of record (the “Holders”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), Series 4 Convertible Preferred Stock and certain participating warrants as of December 6, 2018 (the “Record Date”), non-transferable subscription rights to purchase up to an aggregate of 10,000 units at a subscription price of $1,000 per unit, all as set forth in a prospectus supplement (the “Prospectus Supplement”) filed on December 7, 2018 with the U.S. Securities and Exchange Commission (the “SEC”). As set forth in the Prospectus Supplement, the subscription rights will be exercisable for up to an aggregate of $10.0 million of units, subject to increase at the discretion of the Company, with aggregate participation to be allocated among the Holders on a pro rata basis if in excess of that threshold. Of the aggregate unit amount of 10,000, 30%, or 3,000 units, have been offered for purchase by the investors (the “January 2018 Investors”) signatory to the Securities Purchase Agreement, dated January 5, 2018 (the “January 2018 SPA”), in accordance with the participation rights granted thereunder. Any remaining amount not purchased by the January 2018 Investors will be allocated as subscription rights to the Holders.

Each unit will consist of one share of Series 5 Convertible Preferred Stock, par value $0.001 per share, with a stated value of $1,000 (“Series 5 Preferred”) and 200 warrants (each, a “Warrant” and collectively, the “Warrants”). Each share of Series 5 Preferred contains the relative rights, preferences, limitations and designations set forth in the certificate of designation (the “Certificate of Designation”) to be filed with the Secretary of State of the State of Nevada prior to closing of the Rights Offering and will be convertible into the number of shares of Common Stock determined by dividing the $1,000 stated value per share of Series 5 Preferred by a conversion price of $5.00 per share, subject to adjustment. Each Warrant will be exercisable for one share of Common Stock at an exercise price of $5.00 per share from the date of issuance through its expiration five years after the date of issuance. At any time at least one year after the issuance date, at the Company’s option, the Company may redeem the Warrants for $12.50 per warrant if the Company’s Common Stock closes above $12.50 per share for ten consecutive trading days. The Warrants will be issued in registered form under a warrant agency agreement with Computershare Trust Company, N.A. as warrant agent (the “Warrant Agency Agreement”).

The Holders who fully exercise their basic subscription rights will be entitled, if available, to subscribe for an additional amount of units that are not purchased by other Holders, on a pro rata basis and subject to the $10.0 million aggregate offering threshold and other ownership limitations. The subscription rights are non-transferrable and may only be exercised during the subscription period of Friday, December 7, 2018 through 5:00 PM ET on Friday, December 21, 2018, unless extended as set forth in the Prospectus Supplement. In connection with the Rights Offering, the Company entered into a Dealer-Manager Agreement (the “Agreement”) with Maxim Group LLC (“Maxim”). In addition, Roth Capital Partners, LLC acted as financial advisor for the Rights Offering and will receive a fee of $250,000, if the total gross proceeds received by the Company directly from exercises of the subscription rights is greater than or equal to $10 million, or $200,000 if the total gross proceeds received by the Company directly from exercises of the subscription rights is less than $10 million.

In connection with the Rights Offering, the Company will be delivering to its stockholders and participating warrant holders of record as of December 6, 2018 certain subscription documents and instructions, including a non-transferable subscription rights certificate (“Subscription Rights Certificate”), instructions as to the use of subscription rights certificates (“Instructions”), a letter to stockholders and participating warrant holders who are record holders (“Stockholder Letter”), a letter to brokers, dealers, banks and other nominees (“Broker Letter”), a letter to clients who are beneficial owners (“Client Letter”), a beneficial owner election form (“Election Form”), a nominee holder certification (“Holder Certification”), and a notice of important tax information (“Tax Information”).

The Company will conduct the Rights Offering pursuant to a Registration Statement on Form S-3 (File No. 333-223960), which was declared effective by the SEC on June 5, 2018. A preliminary prospectus supplement and the accompanying prospectus relating to the Rights Offering was filed with the SEC on November 26, 2018, and the Prospectus Supplement was filed with the SEC on December 7, 2018.

Dealer Manager Services

Pursuant to the Agreement, the Company engaged Maxim as the exclusive dealer-manager in connection with the Rights Offering. Under the terms and subject to the conditions contained in the Agreement, Maxim will provide marketing assistance and advice in connection with Rights Offering, respond to requests for information and materials relating to the Rights Offering in coordination with the information agent and, in accordance with customary practice, solicit the exercise of the subscription rights and subscriptions for the Rights Offering and enter into selected dealer agreements with other registered broker-dealers in connection with the Rights Offering. As compensation for its dealer manager services, the Company will pay to Maxim a cash fee of 6.5% of the proceeds of the Rights Offering, plus $75,000 for expenses.

The sale by the Company of the Series 5 Preferred and Warrants in the Rights Offering and the Agreement in general is subject to customary closing conditions, including the filing of the Certificate of Designation with the Secretary of State of the State of Nevada and the absence of any material adverse effect on the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company.

Pursuant to the Agreement, the Company has also agreed to indemnify Maxim and its affiliates against certain liabilities arising under the Securities Act of 1933, as amended  (the “Securities Act”). Maxim will not underwrite and is not otherwise obligated to purchase any of the securities to be issued in the Rights Offering and does not make any recommendation with respect to such securities.

If all of the units are sold, the Company expects the net proceeds from the offering to be approximately $8.9 million, after deducting dealer-manager commissions, fees and estimated offering expenses.

A copy of the Agreement, and the forms of Certificate of Designation, Warrant Agency Agreement, Warrant, Subscription Rights Certificate, Instructions, Stockholder Letter, Broker Letter, Client Letter, Election Form, Holder Certification, and Tax Information are attached hereto as Exhibits 1.1, 3.1, 4.1, 4.2. 4.3, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7, respectively, and are incorporated herein by reference. The foregoing descriptions of such documents are not complete and are qualified in their entirety by reference to such exhibits.

Item 7.01	Regulation FD Disclosure.

On December 7, 2018, the Company issued a press release (the “Press Release”) announcing the commencement of the Company’s rights offering to existing holders of the Company’s Common Stock, Series 4 Convertible Preferred Stock and certain participating warrants as of December 6, 2018. A copy of the Press Release is attached hereto as Exhibit 99.8 and is incorporated herein by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K and the Press Release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Dealer-Manager Agreement, dated December 7, 2018, between Maxim Group LLC and Inpixon
3.1	Form of Certificate of Designation of Series 5 Convertible Preferred Stock
4.1	Form of Warrant Agency Agreement between Computershare Trust Company, N.A. and Inpixon
4.2	Form of Warrant
4.3	Form of Non-Transferable Subscription Rights Certificate
5.1	Legal Opinion of Mitchell Silberberg & Knupp LLP
8.1	Tax Opinion of Mitchell Silberberg & Knupp LLP
23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1)
99.1	Form of Instructions As To Use of Subscription Rights Certificates
99.2	Form of Letter To Stockholders and Warrant Holders Who Are Record Holders
99.3	Form of Letter To Brokers, Dealers, Banks and Other Nominees
99.4	Form of Letter to Clients Who Are Beneficial Owners
99.5	Form of Beneficial Owner Election Form
99.6	Form of Nominee Holder Certification
99.7	Form of Notice of Important Tax Information
99.8*	Press Release issued on December 7, 2018

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: December 7, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Dealer-Manager Agreement, dated December 7, 2018, between Maxim Group LLC and Inpixon
3.1	Form of Certificate of Designation of Series 5 Convertible Preferred Stock
4.1	Form of Warrant Agency Agreement between Computershare Trust Company, N.A. and Inpixon
4.2	Form of Warrant
4.3	Form of Non-Transferable Subscription Rights Certificate
5.1	Legal Opinion of Mitchell Silberberg & Knupp LLP
8.1	Tax Opinion of Mitchell Silberberg & Knupp LLP
23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1)
99.1	Form of Instructions As To Use of Subscription Rights Certificates
99.2	Form of Letter To Stockholders and Warrant Holders Who Are Record Holders
99.3	Form of Letter To Brokers, Dealers, Banks and Other Nominees
99.4	Form of Letter to Clients Who Are Beneficial Owners
99.5	Form of Beneficial Owner Election Form
99.6	Form of Nominee Holder Certification
99.7	Form of Notice of Important Tax Information
99.8*	Press Release issued on December 7, 2018

* Furnished herewith.

4